Horizon Kinetics Blockchain Development ETF
Schedule of Investments
September 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 98.7%
Aerospace & Defense — 5.4%
CACI International, Inc. - Class A (a)	428	$111,734

Banks — 14.8%
Customers Bancorp, Inc. (a)	2,496	73,582
Signature Bank	692	104,492
Silvergate Capital Corp. (a)	1,724	129,903
		307,977
Capital Markerts — 26.1%
Bakkt Holdings, Inc. (a)	55,972	127,616
Galaxy Digital Holdings, Ltd. (a)(b)	24,124	102,883
MarketAxess Holdings, Inc.	292	64,967
Tradeweb Markets, Inc.	1,108	62,513
Urbana Corp. (a)(b)	18,306	49,960
WisdomTree Investments, Inc.	28,848	135,009
		542,948
Global Exchanges — 26.8%
ASX, Ltd. (b)	2,468	113,869
Deutsche Boerse AG (b)	748	123,290
Japan Exchange Group, Inc. (b)	4,776	64,424
London Stock Exchange Group PLC (b)	792	67,440
Singapore Exchange, Ltd. (b)	14,328	94,461
TMX Group, Ltd. (b)	1,016	93,951
		557,435
IT Services — 7.1%
Core Scientific, Inc. (a)	48,996	63,695
Digital Garage, Inc. (b)	3,512	84,194
		147,889
Professional Services — 4.6%
Science Applications International Corp.	1,068	94,443

Securities & Commodities Exchanges — 8.3%
CME Group, Inc.	448	79,354
Intercontinental Exchange, Inc.	1,024	92,519
		171,873
Software — 1.6%
Applied Blockchain, Inc. (a)	11,576	19,679
Mawson Infrastructure Group, Inc. (a)	33,232	14,340
		34,019
Thrifts & Mortgage Finance — 4.1%
New York Community Bancorp, Inc.	9,860	84,106
TOTAL COMMON STOCKS (Cost $2,436,075)		2,052,424

SHORT TERM INVESTMENTS — 1.3%
Deposit Accounts — 1.3%
U.S. Bank Money Market Deposit Account, 2.15% (c)	27,365	27,365
TOTAL SHORT TERM INVESTMENTS (Cost $27,365)		27,365

TOTAL INVESTMENTS (Cost $2,463,440) — 100.5%		2,079,789
Other assets and liabilities, net — (0.5)%		(1,042)
NET ASSETS — 100.0%		$2,078,747

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security, or represents a foreign issued security.
(c)	The rate shown is the seven-day yield at period end.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	60.5%
Japan	7.2%
Canada	6.9%
Germany	5.9%
Australia	5.5%
Cayman Islands	5.0%
Singapore	4.6%
Britain	3.2%
Total Country	98.8%
SHORT-TERM INVESTMENTS	1.3%
TOTAL INVESTMENTS	100.1%
Other assets and liabilities, net	-0.1%
NET ASSETS	100.0%

*	To the extent the Fund invests more heavily in particular countries, its performance will be especially sensitive to developments that significantly affect those countries.

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,052,424	$-	$-	$2,052,424
Deposit Accounts	27,365	-	-	27,365
Total Investments - Assets	$2,079,789	$-	$-	$2,079,789

* See the Schedule of Investments for industry classifications.